UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): July 30, 2019

CHURCH & DWIGHT CO., INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10585	13-4996950
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Charles Ewing Boulevard, Ewing, N.J. 08628

(Address of principal executive offices)

Registrant’s telephone number, including area code: (609) 806-1200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	CHD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Amended and Restated Omnibus Equity Compensation Plan

On July 30, 2019, the Board of Directors (the “Board”) of Church & Dwight Co., Inc. (the “Company”) approved an amendment (the “Amendment”) to the Company’s Amended and Restated Omnibus Equity Compensation Plan (the “Plan”). The Amendment provides for “double trigger” vesting of grants made under the Plan on or after July 30, 2019 to participants with the title of Executive Vice President or Chief Executive Officer. Pursuant to the Amendment, if, in connection with a “change of control” (as defined in the Plan), an acquirer of the Company assumes, substitutes or converts such grants to similar grants of the surviving corporation (or parent or subsidiary of the surviving corporation), in each case on an economically-equivalent basis and otherwise in accordance with the Plan, and the applicable participant’s employment terminates without “cause” or for “good reason” (each, generally as defined in the Company’s previously-disclosed form of change in control and severance agreement for its executive officers) upon or within 24 months following the change of control, then upon such termination the grants will automatically accelerate and become fully vested (at target values, if such grants are subject to performance conditions). If, in the change of control, the acquirer of the Company does not assume or convert such grants to similar grants of the surviving corporation (or parent or subsidiary of the surviving corporation), in each case on an economically-equivalent basis and otherwise in accordance with the Plan, the grants will be subject to “single trigger” vesting, and will vest immediately upon the change of control. Prior to the effectiveness of the Amendment, all of the grants made under the Plan were subject to “single trigger” vesting upon a change of control.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.

Date: August 5, 2019	By:	/s/ Patrick de Maynadier
	Name:	Patrick de Maynadier
	Title:	Executive Vice President, General Counsel and Secretary